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                                                                    EXHIBIT 10.7
August 31, 1995

Amy C. MacF. Burbott
5 Woodholm Road
Manchester-by-the-Sea, MA  01944-1041


Ms. Burbott:

This letter is to confirm the understanding and agreement reached between you and GeoWaste Incorporated concerning your position as Chairman of the Board and work for the Company.

Effective September 1, 1995, you have agreed to remain as Chairman of the Board until such time as either: (a) you furnish the Company with 30 days notice of your resignation as Chairman; or (b) the Company furnishes you with 30 days notice that it seeks your resignation (which you hereby agree to provide) as Chairman of the Company.

During your tenure as Chairman, and for the six calendar months following your resignation or termination thereof, GeoWaste will pay you the sum of $10,833.33 per month as well as reimburse your medical coverage premium costs and reasonable expenses incurred in connection with work for the Company.

Please evidence your agreement with the foregoing by affixing your signature on the line provided below.

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
Sincerely,

/s/ KEVIN R. KOHN                                                            /s/ HARVE A. FERRILL
- ---------------------------------------------                                -------------------------
Kevin R. Kohn                                                                Harve A. Ferrill
President, Chief Executive Officer & Director                                Director


                                                                             /s/ FREDERICK J. ISEMAN
                                                                             -------------------------
                                                                             Frederick J. Iseman
                                                                             Director
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Acknowledged, Accepted & Agreed
As Of The Date First Written Above:

/s/ AMY C. MACF. BURBOTT
- --------------------------------
Amy C. MacF. Burbott





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